UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

SABINE PASS LNG, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-138916	20-0466069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 15, 2008, Sabine Pass LNG, L.P. (the “Company”) closed its previously announced private placement of $183,500,000 aggregate principal amount of 7 1/2% Senior Secured Notes due 2016 (the “Notes”). The Notes were issued pursuant to that certain Indenture (the “Indenture”), dated November 9, 2006, by and between the Company and The Bank of New York Mellon (formerly, The Bank of New York), as trustee (the “Trustee”). In connection with the issuance of the Notes, the Company entered into the agreements described in this Item 1.01. A form of the Note is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Purchase Agreement

On September 10, 2008, the Company entered into a Purchase Agreement with Citigroup Global Markets Inc. (the “Initial Purchaser”), pursuant to which the Company agreed to sell and the Initial Purchaser agreed to purchase the Notes. The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company, on the one hand, and the Initial Purchaser, on the other hand, have agreed to indemnify each other against certain liabilities.

The description of the provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the full and complete terms set forth in the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2.

Additional Secured Debt Designation

In connection with the issuance of the Notes, on September 15, 2008, the Company executed, and The Bank of New York Mellon, as collateral trustee (the “Collateral Trustee”), acknowledged, the Additional Secured Debt Designation. Pursuant to the Additional Secured Debt Designation, the Company designated the Notes as Parity Secured Debt (as defined in the Collateral Trust Agreement) entitled to the benefit of the Collateral Trust Agreement, dated as of November 9, 2006, among the Company, Sabine Pass LNG-LP, LLC, Sabine Pass LNG-GP, Inc., the Trustee and the Collateral Trustee.

The foregoing description of the provisions of the Additional Secured Debt Designation is qualified in its entirety by reference to the full and complete terms set forth in the Additional Secured Debt Designation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See “Item 1.01—Entry into a Material Definitive Agreement” for a description of the Notes and the Additional Secured Debt Designation entered into on September 15, 2008 by the Company.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
4.1*	Form of 7 1/2% Senior Secured Note due 2016.

4.2*	Purchase Agreement, dated September 10, 2008, by and among Sabine Pass LNG, L.P. and Citigroup Global Markets Inc.

10.1*	Additional Secured Debt Designation, dated September 15, 2008, executed by Sabine Pass LNG, L.P. and acknowledged by The Bank of New York Mellon, as collateral trustee.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LNG, L.P.

	By:	SABINE PASS LNG-GP, INC., its general partner

Date: September 15, 2008	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1*	Form of 7 1/2% Senior Secured Note due 2016.

4.2*	Purchase Agreement, dated September 10, 2008, by and among Sabine Pass LNG, L.P. and Citigroup Global Markets Inc.

10.1*	Additional Secured Debt Designation, dated September 15, 2008, executed by Sabine Pass LNG, L.P. and acknowledged by The Bank of New York Mellon, as collateral trustee.

*	Filed herewith